SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                         RMK STRATEGIC INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
                               -------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
                                                     ---------------------------
     3) Filing Party:
                     -----------------------------------------------------------
     4) Date Filed:
                   -------------------------------------------------------------

                         RMK ADVANTAGE INCOME FUND, INC.
                           RMK HIGH INCOME FUND, INC.
                         RMK STRATEGIC INCOME FUND, INC.

                                  May 23, 2005

Dear Stockholder:

     The enclosed proxy materials relate to the Joint Annual Meeting of Stockholders of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., and RMK Strategic Income Fund, Inc. (each, a "Fund" and collectively, the "Funds") to be held on July 15, 2005 at 11:00 a.m. Central Time. The proxy materials seek your approval of the proposal to elect three Class II Directors of your Fund.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES. The attached proxy materials provide more information regarding the nominees.

     YOUR VOTE IS IMPORTANT. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. Please refer to the enclosed proxy card for alternative forms of voting or you may vote in person.

                                       Sincerely,

                                       /s/ Carter E. Anthony
                                       Carter E. Anthony
                                       President

                         RMK ADVANTAGE INCOME FUND, INC.
                           RMK HIGH INCOME FUND, INC.
                         RMK STRATEGIC INCOME FUND, INC.

                            Fifty North Front Street
                            Memphis, Tennessee 38103
                                   ----------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   ----------

Dear Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of each of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., and RMK Strategic Income Fund, Inc. (each, a "Fund" and collectively, the "Funds") will be held on July 15, 2005 at 11:00 a.m. Central Time, at Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103 for the following purposes:

     (1) To elect three Class II Directors to serve until the annual meeting of stockholders in 2008, or until their successors are elected and qualified; and

     (2) To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Funds' Boards of Directors have fixed the close of business on April 29, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                       By Order of the Board of Directors,

                                       /s/ Charles D. Maxwell
                                       Charles D. Maxwell
                                       Secretary

Memphis, Tennessee
Dated: May 23, 2005

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE REFER TO THE ENCLOSED PROXY FOR INSTRUCTIONS ON ALTERNATIVE FORMS OF VOTING.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                         RMK ADVANTAGE INCOME FUND, INC.
                           RMK HIGH INCOME FUND, INC.
                         RMK STRATEGIC INCOME FUND, INC.

                            Fifty North Front Street
                            Memphis, Tennessee 38103
                                   ----------
                                 PROXY STATEMENT
                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 15, 2005

                                  INTRODUCTION

     This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of each of RMK Advantage Income Fund, Inc. ("Advantage Income Fund"), RMK High Income Fund, Inc. ("High Income Fund") and RMK Strategic Income Fund, Inc. ("Strategic Income Fund") (each, a "Fund" and collectively, the "Funds") to be voted at the Annual Meeting of Stockholders of the Funds (the "Meeting") to be held on July 15, 2005 at 11:00 a.m. Central Time at Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103, or any adjournment thereof. The approximate mailing date of this Proxy Statement is May 26, 2005. As discussed more fully below, stockholders of the Funds are being asked to vote on a proposal to elect three Class II Directors of their Fund(s). The Boards know of no business other than the election of the Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The close of business on April 29, 2005 has been fixed as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Meeting. Stockholders as of the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, Advantage Income Fund had 28,214,378.136 outstanding shares, High Income Fund had 20,950,074.921 outstanding shares and Strategic Income Fund had 25,393,310.163 outstanding shares. To the knowledge of the Funds, as of the Record Date, no person is the beneficial owner of five percent or more of any of the Fund's outstanding shares. Directors and officers of each Fund as a group own an aggregate of less than one percent of the Fund's outstanding shares.

     The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the Meeting, shall constitute a quorum and must be present for the transaction of business at the Meeting. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions indicated in the proxies; if no direction is indicated, the shares will be voted FOR the election of the Directors. Assuming a quorum is present at the Meeting, the election of Directors will require the affirmative vote of stockholders. Each Director who receives a plurality of the votes cast at the Meeting will be elected. "Plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

     Broker non-votes are shares held in "street name" for which a broker indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The cost of the proxy solicitation will be borne by the Funds. The principal solicitation will be by mail, but proxies also may be solicited by telephone by representatives of Morgan Keegan & Company, Inc. ("Morgan Keegan."), the Funds' administrator, none of whom will receive any compensation from the Funds for these activities. If votes are recorded by telephone, Morgan

Keegan will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that a stockholder's instructions have been properly recorded.

     You may revoke your proxy at any time before the Meeting by providing another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must include your name and account number. If you attend the Meeting in person, you may vote by ballot, thereby canceling any proxy you provided previously. Proxies voted by alternative forms may be revoked in the same manner that proxies by mail may be revoked.

                                    PROPOSAL
                              ELECTION OF DIRECTORS

     Each Fund Board is divided into three classes, designated Class I, Class II and Class III, with the members of each class serving for a term of three years. The classification of the Directors is designed to promote the continuity and stability of the Funds' management and policies. Because of this classification, elections of Directors at least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors.

     The current Class II Directors, Allen B. Morgan, Jr., W. Randall Pittman and Mary S. Stone, each have terms expiring in 2005. Each of the Class II Directors has expressed his or her willingness to serve another term as Director of the Funds if nominated by the Funds' Boards and each has consented to be named in this Proxy Statement and to serve as Directors if elected.

     The Funds' Independent Directors reviewed the qualifications, experience and background of each incumbent Director. Based upon this review, the Funds' Independent Directors Committees determined that nominating the incumbents would be in the best interests of the Funds' stockholders. The Boards believes that the incumbents are well suited for service on the Boards due to their familiarity with the Funds as a result of their current service as Directors and their knowledge of the investment company industry.

     At a meeting on January 24, 2005, the Boards received the recommendation of the Independent Directors Committees. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Boards voted to nominate Allen B. Morgan, Jr., W. Randall Pittman and Mary S. Stone (collectively, the "Director Nominees") for election as Class II Directors with a term expiring in 2008.

     The Boards know of no reason why the Director Nominees will become unavailable for election as Director, but if that should occur before the Meeting, the proxies received will be voted for such other nominees as the Boards may recommend. None of the Directors are related to another.

INFORMATION ABOUT THE FUNDS' DIRECTORS AND OFFICERS

     Certain information concerning the Funds' Directors and Officers is set forth below. Unless otherwise noted, each of the Directors and Officers has engaged in the principal occupation listed in the following table for five years or more. An asterisk (*) indicates Directors and Officers who are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds by virtue of their positions with Morgan Asset Management, Inc. ("MAM"), the Fund's adviser, Morgan Keegan and/or Regions Financial Corporation, the publicly held parent of MAM, and its other subsidiaries.

                                           INFORMATION ABOUT THE FUNDS' DIRECTORS

                                                CLASS II--DIRECTOR NOMINEES

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                           POSITION(S)                                                                PORTFOLIOS IN
                         HELD WITH FUND                                                                FUND COMPLEX
   NAME, ADDRESS(1),      AND LENGTH OF                PRINCIPAL OCCUPATION DURING                     OVERSEEN BY
          AGE            TIME SERVED(2)                      PAST FIVE YEARS                           DIRECTOR(3)
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
W. Randall Pittman,    Director of        Mr. Pittman has been Chief Financial Officer of
Age 51                 Advantage Income   Emageon Inc. (healthcare information systems) since                23
                       Fund,              2002. From 1999 to 2002, he was Chief Financial
                       Since 2004         Officer of BioCryst Pharmaceuticals, Inc.
                                          (biotechnology). From 1998 to 1999, he was Chief
                       Director of High   Financial Officer of ScandiPharm, Inc.
                       Income Fund,       (pharmaceuticals). From 1995 to 1998, he served as
                       Since 2003         Senior Vice President--Finance of CaremarkRx
                                          (pharmacy benefit management). From 1983 to 1995, he
                       Director of        held various positions with AmSouth Bancorporation
                       Strategic Income   (bank holding company), including Executive Vice
                       Fund,              President and Controller. He is a Certified Public
                       Since 2004         Accountant, and was with the accounting firm of
                                          Ernst & Young, LLP from 1976 to 1983. He also serves
                                          as a Director of Regions Morgan Keegan Select Funds
                                          and Morgan Keegan Select Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                           POSITION(S)                                                                PORTFOLIOS IN
                         HELD WITH FUND                                                                FUND COMPLEX
   NAME, ADDRESS(1),      AND LENGTH OF                PRINCIPAL OCCUPATION DURING                     OVERSEEN BY
          AGE            TIME SERVED(2)                      PAST FIVE YEARS                           DIRECTOR(3)
-------------------------------------------------------------------------------------------------------------------------
Mary S. Stone,         Director of        Ms. Stone has held the Hugh Culverhouse Endowed
Age 54                 Advantage Income   Chair of Accountancy at the University of Alabama,                 23
                       Fund,              Culverhouse School of Accountancy since 1981. She is
                       Since 2004         also a member of Financial Accounting Standards
                                          Advisory Council, AICPA, Accounting Standards
                       Director of High   Executive Committee and AACSB International
                       Income Fund,       Accounting Accreditation Committee. She also serves
                       Since 2003         as a Director of Regions Morgan Keegan Select Funds
                                          and Morgan Keegan Select Fund, Inc.
                       Director of
                       Strategic Income
                       Fund,
                       Since 2004

Allen B. Morgan, Jr.*, Director of        Mr. Morgan has served as a Director and
Age 62                 Advantage Income   Vice-Chairman of Regions Financial Corporation since               23
                       Fund,              2001 and 2003, respectively. He has also served as a
                       Since 2004         Director of Morgan Asset Management, Inc. since
                                          1993. He also has been Chairman of Morgan Keegan &
                       Director of High   Company, Inc. since 1969 and Executive Managing
                       Income Fund,       Director of Morgan Keegan & Company, Inc. since
                       Since 2003         1969. He also serves as Chairman of Regions Morgan
                                          Keegan Select Funds and Morgan Keegan Select Fund,
                       Director of        Inc.
                       Strategic Income
                       Fund,
                       Since 2004
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                           POSITION(S)                                                                PORTFOLIOS IN
                         HELD WITH FUND                                                                FUND COMPLEX
   NAME, ADDRESS(1),      AND LENGTH OF                PRINCIPAL OCCUPATION DURING                     OVERSEEN BY
          AGE            TIME SERVED(2)                      PAST FIVE YEARS                           DIRECTOR(3)
-------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
William Jefferies      Director of        Mr. Mann has been Chairman and President of Mann
Mann,                  Advantage Income   Investments, Inc. (real estate investments/private                 23
Age 72                 Fund,              investing) since 1985. He also serves as Director of
                       Since 2004         Regions Morgan Keegan Select Funds and Morgan Keegan
                                          Select Fund, Inc.
                       Director of High
                       Income Fund,
                       Since 2003

                       Director of
                       Strategic Income
                       Fund,
                       Since 2004

James Stillman R.      Director of        Mr. McFadden has been Chief Manager of McFadden
McFadden,              Advantage Income   Communications, LLC (commercial printing) since 2002               23
Age 47(4)              Fund,              and President and Director of 1703, Inc. (restaurant
                       Since 2004         management) since 1998. He also has served as a
                                          Director for several private companies since 1997.
                       Director of High   He also serves as a Director of Regions Morgan
                       Income Fund,       Keegan Select Funds and Morgan Keegan Select Fund,
                       Since 2003         Inc.

                       Director of
                       Strategic Income
                       Fund,
                       Since 2004
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                           POSITION(S)                                                                PORTFOLIOS IN
                         HELD WITH FUND                                                                FUND COMPLEX
   NAME, ADDRESS(1),      AND LENGTH OF                PRINCIPAL OCCUPATION DURING                     OVERSEEN BY
          AGE            TIME SERVED(2)                      PAST FIVE YEARS                           DIRECTOR(3)
-------------------------------------------------------------------------------------------------------------------------
J. Kenneth Alderman*,  Director of        Mr. Alderman has been President of Regions Morgan
Age 52                 Strategic Income   Keegan Trust Company and Chief Executive Officer of                23
                       Fund, Since 2003   Morgan Asset Management, Inc. since 2002. He has
                                          been Executive Vice President of Regions Financial
                       Director of High   Corporation since 2000. He served Regions as Senior
                       Income Fund, Since Vice President and Capital Management Group Director
                       2004               and investment adviser to the Regions Financial
                                          Corporation proprietary fund family from 1995 to
                       Director of        2000. He is a Certified Public Accountant and
                       Advantage Income   Chartered Financial Analyst. He also serves as a
                       Fund, Since 2004   Director of Regions Morgan Keegan Select Funds and
                                          Morgan Keegan Select Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
                                                         CLASS III
INDEPENDENT DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Archie W. Willis III,  Director of        Mr. Willis has been President of Community Capital
Age 47                 Advantage Income   (financial advisory and real estate development                    23
                       Fund, Since 2004   consulting) since 1999 and Vice President of
                                          Community Realty Company (real estate brokerage)
                       Director of        since 1999. He was a First Vice President of Morgan
                       Strategic Income   Keegan & Company, Inc. from 1991 to 1999. He also
                       Fund, Since 2004   has served as a Director of Memphis Telecom, LLC
                                          since 2001. He also serves as a Director of Regions
                                          Morgan Keegan Select Funds and Morgan Keegan Select
                                          Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------

(1)  The address of each Director is c/o the Funds, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.
(2)  The Boards are divided as equally as possible into three classes of Directors designated Class I, Class II, and Class
     III. The terms of office of Class II, Class III and Class I Directors shall expire at the annual meetings of stockholders held in 2005, 2006, and 2007, respectively, and at each third annual meeting of stockholders thereafter.
     Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Funds' by-laws or charter or by statute.
(3)  Each of the Directors oversees the other registered investment companies in the Regions Morgan Keegan fund complex including those of each of the Funds.
(4)  McFadden Communications, LLC ("McFadden Communications"), a company of which Mr. McFadden is a majority owner, commenced a commercial banking relationship with Union Planters Bank in August 2003 pursuant to which Union Planters
     Bank extended to the company, in the ordinary course of business, a secured loan and line of credit. This relationship continued with Regions Bank subsequent to the June 30, 2004 merger of Union Planters Corporation and Regions Financial
     Corporation. Since July 1, 2004, the largest aggregate amount of debt outstanding on the line of credit and loan was approximately $1.9 million. As of December 31, 2004, the approximate aggregate amount of debt outstanding also was
     $1.9 million, a portion of which was borrowed at Prime Rate and the other portion of which was borrowed at 6.35%.
     Prior to July 1, 2004, McFadden Communications also performed printing services for Union Planters Corporation and one or more of its subsidiaries on a job-by-job basis competing with other printing companies. Since July 1, 2004, the company has performed similar services on the same basis for Regions Financial Corporation and one or more of its subsidiaries (collectively, "Regions"). As of December 31, 2004, total billings from services provided to Regions amounted to approximately $86,000, representing less than 2% of the company's revenue over that same period of time.

                      INFORMATION ABOUT THE FUNDS' OFFICERS


                   POSITION(S) HELD
                      WITH FUND
NAME, ADDRESS,      AND LENGTH OF              PRINCIPAL OCCUPATION DURING
   AGE(1)           TIME SERVED(2)                   PAST FIVE YEARS

Carter E.          President of         From 2002 to present, Mr. Anthony has
Anthony*,          Advantage Income     served as President and Chief Investment
Age 60             Fund,                Officer of Morgan Asset Management Inc.
                   Since 2004           From 2000-2002, he served as Executive
                                        Vice President and Director of Capital
                   President of High    Management Group, Regions Financial
                   Income Fund,         Corporation. From 1989 to 2000, Mr.
                   Since 2003           Anthony was Vice President - Trust
                                        Investments, National Bank of Commerce.
                   President of
                   Strategic Income
                   Fund,
                   Since 2004

                   POSITION(S) HELD
                      WITH FUND
NAME, ADDRESS,      AND LENGTH OF              PRINCIPAL OCCUPATION DURING
   AGE(1)           TIME SERVED(2)                   PAST FIVE YEARS

Thomas R.          Vice President of    Mr. Gamble has been an executive at
Gamble*,           Advantage Income     Regions Financial Corporation since
Age 62             Fund,                1981. He was a Corporate IRA Manager
                   Since 2004           from 2000 to 2001 and a Senior Vice
                                        President & Manager of Employee Benefits
                   Vice President of    at the Birmingham Trust Department of
                   High Income Fund,    Regions Bank from 1981 to 2000.
                   Since 2003

                   Vice President of
                   Strategic Income
                   Fund,
                   Since 2004

Joseph C.          Treasurer of         Mr. Weller has been Executive Vice
Weller*,           Advantage Income     President and Chief Financial Officer of
Age 66             Fund,                Morgan Keegan & Company, Inc. since
                   Since 2004           1969, Treasurer and Secretary of Morgan
                                        Keegan & Company, Inc. since 1969 and
                   Treasurer of High    Executive Managing Director of Morgan
                   Income Fund,         Keegan & Company, Inc. since 1969. He
                   Since 2003           also has served as a Director of Morgan
                                        Asset Management, Inc. since 1993.
                   Treasurer of
                   Strategic Income
                   Fund,
                   Since 2004

                   POSITION(S) HELD
                      WITH FUND
NAME, ADDRESS,      AND LENGTH OF              PRINCIPAL OCCUPATION DURING
   AGE(1)           TIME SERVED(2)                   PAST FIVE YEARS

Charles D.         Secretary and        Mr. Maxwell has been a Managing Director
Maxwell*,          Assistant Treasurer  of Morgan Keegan & Company, Inc. since
Age 51             of Advantage Income  1998 and Assistant Treasurer and
                   Fund,                Assistant Secretary of Morgan Keegan &
                   Since 2004           Company, Inc. since 1994. He has been
                                        Secretary and Treasurer of Morgan Asset
                   Secretary and        Management, Inc. since 1993. He was
                   Assistant Treasurer  Senior Vice President of Morgan Keegan &
                   of High Income Fund, Company, Inc. from 1995 to 1997. Mr.
                   Since 2003           Maxwell was also with Ernst & Young
                                        (accountants) from 1976 to 1986 and
                   Secretary and        served as a senior manager from 1984 to
                   Assistant Treasurer  1986.
                   of Strategic Income
                   Fund,
                   Since 2004

J. Thompson        Assistant Secretary  Mr. Weller has been a Managing Director
Weller*,           of Advantage Income  and Controller of Morgan Keegan &
Age 40             Fund,                Company, Inc. since October 2001. He was
                   Since 2004           Senior Vice President and Controller of
                                        Morgan Keegan & Company, Inc. from
                   Assistant Secretary  October 1998 to October 2001, Controller
                   of High Income Fund, and First Vice President from February
                   Since 2003           1997 to October 1998, Controller and
                                        Vice President from 1995 to February
                   Assistant Secretary 1997 and Assistant Controller from 1992 of Strategic Income to 1995.
                   Fund,
                   Since 2004

                   POSITION(S) HELD
                      WITH FUND
NAME, ADDRESS,      AND LENGTH OF              PRINCIPAL OCCUPATION DURING
   AGE(1)           TIME SERVED(2)                   PAST FIVE YEARS

David M. George*,  Chief Compliance     Mr. George has been the Chief Compliance
Age 52             Officer of           Officer of Morgan Asset Management, Inc.
                   Advantage Income     and a Senior Vice President of Morgan
                   Fund, High Income    Keegan & Company, Inc. since August
                   Fund and  Strategic  2004. He was an Assistant Director of
                   Income Fund, Since   Compliance and Senior Vice President of
                   2004                 Morgan Keegan & Company, Inc. from April
                                        2002 to August 2004. He was a Branch
                                        Manager and First Vice President of
                                        Morgan Keegan & Company, Inc. from April
                                        2001 to April 2002. He was a Branch
                                        Administrative Officer of the Private
                                        Client Group and First Vice President of
                                        Morgan Keegan & Company, Inc. from July
                                        1999 to April 2001. He was a Compliance
                                        Administrator and Vice President of
                                        Morgan Keegan & Company, Inc. from
                                        August 1995 to July 1999.

(1) Joseph C. Weller is the father of J. Thompson Weller. The address of Messrs. George, Maxwell, Weller and Weller is Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.
(2) Officers of the Funds are elected and appointed by the Boards and hold office until they resign, are removed or are otherwise disqualified to serve.

COMPENSATION OF THE FUND DIRECTORS

     Directors of the Funds who are "interested persons" (as defined in the 1940
Act) of the Funds receive no salary or fees from the Funds. Directors of the Funds who are not "interested persons" receive an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from each Fund. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from each Fund. An additional $1,500 is paid to the Directors who are not "interested persons" for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Director is entitled to receive pension or retirement benefits from the Funds.

     The table below sets forth the compensation paid to the Directors by the Funds for the fiscal period ended March 31, 2005. For the calendar year ended December 31, 2004, the Directors received the compensation set forth in the last column of the table below for serving as directors of all the registered investment companies in the Regions Morgan Keegan fund complex.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                     FROM EACH FUND
                                                                PENSION OR                            AND THE FUND
                                         AGGREGATE              RETIREMENT       ESTIMATED           COMPLEX PAID TO
                                     COMPENSATION FROM           BENEFITS          ANNUAL           THE DIRECTOR FOR
                                 EACH FUND FOR THE FISCAL       ACCRUED AS        BENEFITS          THE CALENDAR YEAR
NAME AND POSITION                      PERIOD ENDED            PART OF FUND         UPON                  ENDED
WITH FUNDS                            MARCH 31, 2005             EXPENSES        RETIREMENT         DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
William Jefferies Mann        $5,750 Advantage                     None              None              $     39,125
                              $9,125 High
                              $9,125 Strategic
James Stillman R. McFadden    $5,500 Advantage                     None              None              $     36,500
                              $8,375 High
                              $8,375 Strategic
W. Randall Pittman            $5,500 Advantage                     None              None              $     35,500
                              $8,125 High
                              $8,125 Strategic
Mary S. Stone                 $5,500 Advantage                     None              None              $     35,500
                              $8,125 High
                              $8,125 Strategic
Archie W. Willis III          $5,500 Advantage                     None              None              $     35,500
                              $8,125 High
                              $8,125 Strategic
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL
                                                                                                       COMPENSATION
                                                                                                      FROM EACH FUND
                                                                 PENSION OR                            AND THE FUND
                                          AGGREGATE              RETIREMENT       ESTIMATED          COMPLEX PAID TO
                                      COMPENSATION FROM           BENEFITS         ANNUAL            THE DIRECTOR FOR
                                  EACH FUND FOR THE FISCAL       ACCRUED AS       BENEFITS          THE CALENDAR YEAR
NAME AND POSITION                       PERIOD ENDED            PART OF FUND        UPON                  ENDED
WITH FUNDS                             MARCH 31, 2005             EXPENSES       RETIREMENT         DECEMBER 31, 2004

DIRECTORS WHO ARE "INTERESTED PERSONS"
J. Kenneth Alderman                        None                     None             None                  None
Allen B. Morgan, Jr.                       None                     None             None                  None
----------------------------------------------------------------------------------------------------------------------------

DIRECTORS' OWNERSHIP OF FUND SECURITIES

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all registered investment companies in the Regions Morgan Keegan fund complex as of May 17, 2005.

----------------------------------------------------------------------------------------------------------------------------
                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                           SECURITIES IN INVESTMENT
                                                   AGGREGATE DOLLAR RANGE OF                OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                    SECURITIES IN EACH FUND                      FUND COMPLEX

INDEPENDENT DIRECTORS

William Jefferies Mann                                   Advantage--None                        $10,001-$50,000
                                                           High--None
                                                         Strategic--None
James Stillman R. McFadden                               Advantage--None                        $10,001-$50,000
                                                     High--Less than $10,000
                                                  Strategic--Less than $10,000
W. Randall Pittman                                Advantage--Less than $10,000                  $10,001-$50,000
                                                     High--Less than $10,000
                                                  Strategic--Less than $10,000
Mary S. Stone                                     Advantage--Less than $10,000                  $10,001-$50,000
                                                     High--Less than $10,000
                                                  Strategic--Less than $10,000
Archie W. Willis III                                     Advantage--None                        $10,001-$50,000
                                                           High--None
                                                         Strategic--None
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Kenneth Alderman                                      Advantage--None                          Over $100,000
                                                           High--None
                                                  Strategic--Less than $10,000
Allen B. Morgan, Jr.                               Advantage--$10,001- $50,000                    Over $100,000
                                                      High--Over $100,000
                                                   Strategic--$10,001- $50,000
----------------------------------------------------------------------------------------------------------------------------

BOARD AND COMMITTEE MEETINGS

     The Boards of High Income Fund and Strategic Income Fund met five times and the Board of Advantage Income Fund met three times during the Funds' fiscal year or period ended March 31, 2005, and each Director attended every meeting of the Boards and of any committees of which he or she was a member during that year. The Boards have an Audit Committee, Independent Directors Committee and a Qualified Legal Compliance Committee. Each of the Committees consists of those Directors who are not "interested persons" of the Funds, as defined in the 1940 Act, and who are "independent" as defined in the listing standards of the New York Stock Exchange ("NYSE") (the "Independent Directors").

AUDIT COMMITTEES

     Each Fund has an Audit Committee that consists entirely of Independent Directors of the Fund, all of whom are independent and financially literate, as defined in Section 303A of the listing standards of the New York Stock Exchange. The members of each Audit Committee are Messrs. Mann, McFadden, Pittman and Willis and Ms. Stone. The Board has determined in accordance with Section 303A that Messrs. McFadden and Pittman and Ms. Stone possess accounting or related financial management expertise and qualify as "audit committee financial experts." The function of the Audit Committees is to select independent accountants to conduct the annual audit of the Funds' financial statements, review with the independent accountants the outline, scope and results of this annual audit, and review the performance and approval all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committees meet with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

     Each Fund has adopted a written charter for its Audit Committee, the form of which is attached as Exhibit A to this Proxy Statement. The Funds' Audit Committees have received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLC ("PwC"), independent registered public accountants for the Funds. The Audit Committees have discussed with PwC its independence with respect to the Funds and certain matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committees have considered whether the provision of non-audit services by PwC is compatible with maintaining the independence of PwC.

     The Audit Committees also review and discuss the audit of each Fund's financial statements with Fund management and with PwC. If any material concerns arise during the course of the audit and preparation of the audited financial statements mailed to stockholders and included in the Funds' Annual Report to Stockholders, the Audit Committee would be notified by Fund management or by PwC. The Audit Committees received no such notifications for the Funds.

     The Audit Committees met once during the Funds' fiscal year or period ended March 31, 2005. Subsequent to the Funds' fiscal year or period ended March 31, 2005, the Committees' met on May 23, 2005 and the Committee members reviewed the Funds' audited financial statements. Attached as Exhibit B is a copy of the Funds' Audit Committee Report with respect to the Funds' audited financial statements. Following the Audit Committees' review and discussion regarding the audit of the Funds' financial statements with fund management and with PwC, the Audit Committees recommended to the Directors that the Funds' audited financial statements for the 2005 fiscal period be included in the Funds' Annual Report to Stockholders.

INDEPENDENT DIRECTORS COMMITTEES

     The Independent Directors Committees consist of all of the Independent Directors. The Independent Directors Committees must determine at least annually whether the Funds' advisory and other arrangements should be approved for continuance for the following year. The Independent Directors Committees also are responsible for evaluating and recommending the selection and nomination of candidates for Independent Director, assessing whether Directors should be added or removed from the Boards and recommending to the Boards policies concerning Independent Director compensation, investment in the Funds, and Fund resources. The Independent Directors Committees met twice during the Funds' fiscal year or period ended March 31, 2005.

     NOMINEE QUALIFICATIONS. While there is no formal list of qualifications, the Independent Director Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity, and substantive knowledge in areas important to the Boards' operations, such as background or education in finance, auditing, or, the workings of the securities markets. For candidates to serve as Independent Directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to remain apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate.

     IDENTIFICATION OF NOMINEES. The Independent Directors Committees consider prospective candidates from stockholders and any source they deem appropriate. Each Committee will consider nominees recommended by stockholders if such proposed nominations are submitted in writing to the attention of Charles D. Maxwell (addressed c/o the applicable Fund, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103). Mr. Maxwell will forward properly submitted nominations to Mr. Mann, Chairman of each Fund's Independent Directors Committee. The Committees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committees, based on the results of these contacts, believed they had identified a viable candidate, they would address the matter to all of the Independent Directors for their consideration. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

QUALIFIED LEGAL COMPLIANCE COMMITTEES

     In addition, each Fund has a Qualified Legal Compliance Committee ("QLCC") that consists of all of the Independent Directors. The QLCCs receive, review and take appropriate action with respect to any report made or referred to the QLCCs by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Funds or by an officer, director, employee or agent of the Funds. The QLCCs did not meet during the fiscal year or period ended March 31, 2005.

     THE BOARDS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE
                          CLASS II DIRECTOR NOMINEES.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the officers and Directors of the Funds and persons who own more than ten percent of a registered class of the Funds' equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the NYSE. Officers, Directors and greater than ten percent stockholders of the Funds are required by SEC regulations to furnish the Funds with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Funds' review of the copies of such forms, and amendments thereto, furnished to them during or with respect to their most recent fiscal year or period, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year or period, the Funds believe that all of their officers, Directors, greater than ten percent beneficial owners, and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30, of the 1940 Act (i.e., any advisory board member, investment adviser or affiliated person of the Funds' investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Funds' most recent fiscal year or period.

                       DIRECTOR ATTENDANCE AT MEETINGS AND
                           STOCKHOLDER COMMUNICATIONS

     The Funds do not have a policy on Director attendance at the Annual Meeting of Stockholders. Stockholders may send written communications to the Boards or to an individual Director by mailing such correspondence to Charles D. Maxwell (addressed to Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must continue to meet all the requirements of Rule 14a-8. See "Additional Information--Stockholder Proposals" herein.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS' FEES

     The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Funds' independent registered public accountants directly to the Funds and
(b) those permissible non-audit services provided by the Funds' independent registered public accountants to MAM and any entity controlling, controlled by or under common control with MAM that provides ongoing services to the Funds (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Funds.

     The first table below sets forth for the Funds, for its most recent fiscal period the fees billed by its independent registered public accountants for all audit and non-audit services provided directly to the Funds. The Funds' independent registered public accountants did not provide any non-audit services to the Funds' Affiliated Service Providers. Services under the caption:

     o AUDIT FEES are for the audit of the Funds' annual financial statements included in the Funds' reports to stockholders and in connection with statutory and regulatory filing or engagements;

     o AUDIT-RELATED FEES include assurance and related services reasonably related to the performance of the audit of financial statements not included in AUDIT FEES;

     o    TAX FEES include tax compliance, tax advice and tax planning; and

     o    ALL OTHER FEES are for other products and services provided.

     The fiscal year end for the Funds is March 31, 2005.

FEES FOR AUDIT AND NON-AUDIT SERVICES PROVIDED DIRECTLY TO EACH FUND:

----------------------------------------------------------------------------------------------------------------------------
                                              AUDIT FEES     AUDIT-RELATED FEES ($)      TAX FEES        ALL OTHER FEES
                                                 2005                 2005                 2005               2005
----------------------------------------------------------------------------------------------------------------------------
Advantage Income Fund                       $    33,000                   None        $   2,000                 None
High Income Fund                            $    34,000                   None        $   2,000                 None
Strategic Income Fund                       $    33,000                   None        $   2,000                 None
----------------------------------------------------------------------------------------------------------------------------

                                              AUDIT FEES     AUDIT-RELATED FEES ($)      TAX FEES        ALL OTHER FEES
                                                 2004                 2004                 2004               2004
----------------------------------------------------------------------------------------------------------------------------
Advantage Income Fund                              None                   None             None                 None
High Income Fund                            $    48,600                   None             None                 None
Strategic Income Fund                       $    42,600                   None             None                 None
----------------------------------------------------------------------------------------------------------------------------

FEES FOR NON-AUDIT SERVICES PROVIDED TO THE FUNDS' AFFILIATED SERVICE PROVIDERS FOR WHICH PRE-APPROVAL BY FUNDS' COMMITTEE WAS
REQUIRED:

----------------------------------------------------------------------------------------------------------------------------
           AUDIT FEES                 AUDIT-RELATED FEES ($)                TAX FEES                  ALL OTHER FEES
              2005                             2005                           2005                         2005
----------------------------------------------------------------------------------------------------------------------------
              None                             None                           None                         None
----------------------------------------------------------------------------------------------------------------------------

           AUDIT FEES                 AUDIT-RELATED FEES ($)                TAX FEES                  ALL OTHER FEES
              2004                             2004                           2004                         2004
----------------------------------------------------------------------------------------------------------------------------
              None                             None                           None                         None
----------------------------------------------------------------------------------------------------------------------------

AGGREGATE NON-AUDIT FEES FOR SERVICES PROVIDED TO EACH FUND AND ITS AFFILIATED SERVICE PROVIDERS, REGARDLESS OF WHETHER PRE-APPROVAL
WAS REQUIRED.

----------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE NON-AUDIT FEES($)
                                                           2005
----------------------------------------------------------------------------------------------------------------------------
                                                           None
----------------------------------------------------------------------------------------------------------------------------

                                                AGGREGATE NON-AUDIT FEES($)
                                                           2004
----------------------------------------------------------------------------------------------------------------------------
                                                           None
----------------------------------------------------------------------------------------------------------------------------

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES.

     Audit, audit-related and tax compliance services provided to the Funds on an annual basis require pre-approval by the Funds' Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Funds' Affiliated Service Providers that relate directly to the operations and financial reporting of the Funds. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee.

     A representative of PwC is expected to be present at the Meeting and will have an opportunity to make a statement if he so desires and to respond to questions from stockholders.

INVESTMENT ADVISER AND ADMINISTRATOR

     MAM, a subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation, is the investment adviser of the Funds. The principal office of MAM is located at 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203. Morgan Keegan, a wholly owned subsidiary of Regions Financial Corporation, is the administrator of the Funds. The principal office of Morgan Keegan is located at Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.

ANNUAL REPORT DELIVERY

     Each Fund will furnish, without charge, a copy of its annual report for its most recent fiscal year to any stockholder upon request. Such requests should be directed to the appropriate Fund at Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103, Attention: Charles D. Maxwell, or to (800) 564-2188.

STOCKHOLDER PROPOSALS

     The Funds expect to hold their next Annual Meeting of Stockholders in July 2006. The By-Laws of each Fund requires advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at Fund's Annual Meeting of Stockholders. Proposals of stockholders intended to be presented at the Meeting must be received by the Fund by March 31, 2006 for inclusion in the Fund's Proxy Statement and form of Proxy for that Meeting. Notice of any such business must be in writing and received at the Fund's principal executive office during the period from February 1, 2006 to March 31, 2006. Written proposals and notices should be sent to Charles D. Maxwell, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.

                              By Order of the Boards of Directors,

                              /s/ Charles D. Maxwell
                              Charles D. Maxwell
                              Secretary

Dated: May 23, 2005

                                    EXHIBIT A

                         RMK ADVANTAGE INCOME FUND, INC.
                           RMK HIGH INCOME FUND, INC.
                         RMK STRATEGIC INCOME FUND, INC.

                             AUDIT COMMITTEE CHARTER

I. AUDIT COMMITTEE MEMBERSHIP AND QUALIFICATIONS

     The Audit Committee of each of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each a "Fund") shall consist of at least three members appointed by the Board of Directors ("Board") of the Fund upon recommendation by the Fund's Independent Directors Committee. The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Fund Act of 1940 ("1940 Act"), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund's Board or a committee of the Board.

     The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Consistent with Item 3 of Form N-CSR, the designation or identification of a person as an "audit committee financial expert" does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and the Board in the absence of such designation or identification.

II. PURPOSES OF THE AUDIT COMMITTEE

     The purposes of the Audit Committee are:

     (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

     (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

     (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;

     (e) to act as a liaison between the Fund's independent auditors and the full Board; and

     (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors.

     The independent auditors for the Fund shall report directly to the Audit Committee.

III. DUTIES AND POWERS OF THE AUDIT COMMITTEE

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select and approve in advance the retention of auditors to annually audit and provide their opinion on the Fund's financial statements; to oversee the performance of the auditors and, if the Committee deems it appropriate, to approve the termination of their engagement; to recommend that those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company
          Act) approve such retention or termination; and, in connection with the foregoing, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

          (i)  the audit firm's internal quality-control procedures;

          (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

         (iii) all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or administrator or any control affiliate thereof that provides ongoing services to the Fund.

          It is a responsibility of the Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

     (b) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser, administrator or any entity controlling, controlled by, or under common control with its investment adviser or administrator ("adviser/administrator affiliate") that provides ongoing services to the Fund, if the engagement by the investment adviser, administrator or adviser/administrator affiliate relates directly to the operations and financial reporting of the Fund;

     (c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (b) above;

     (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

     (e) to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser, administrator or adviser/administrator affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

     (f) to review the arrangements for and scope of the annual audit and any special audits;

     (g) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

     (h) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

     (i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors' opinion on the Fund's financial statements, and to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance";

     (j) to resolve disagreements between management and the auditors regarding financial reporting;

     (k) to consider any difficulties that may have arisen in the course of the audit, including any limitations upon the scope of the audit;

     (l) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

     (m) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator or any other provider of accounting related services for the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

     (n) to discuss generally the Fund's earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, e.g., the types of information to be disclosed and the type of presentation to be made;

     (o) to review in a general manner, but not as a committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

     (p) to set clear policies relating to the hiring by entities within the Fund's investment company complex[1] of employees or former employees of the independent auditors;

     (q) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

     (r) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (s) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committee shall have the resources and authority from the Fund that is appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members.

----------

[1]  "Investment company complex" includes:

     o    the fund and its investment adviser or sponsor;

     o any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

     o any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.
----------

     The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. ROLE AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements;
(2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Director is not a member.

V. OPERATIONS OF THE AUDIT COMMITTEE

     (a) The Audit Committee shall meet on a regular basis and at least [two] times per year and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days' notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week's time.

     (b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's By-laws.

     (c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

     (d) The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, internal auditors and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser or administrator and with other entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

     (e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     (f) The Audit Committee may select one of its members to be the chair and may select a vice chair.

     (g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

     (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

     (i)  The Audit Committee shall evaluate its performance at least annually.

                                    EXHIBIT B

                             AUDIT COMMITTEE REPORT

                         RMK ADVANTAGE INCOME FUND, INC.
                           RMK HIGH INCOME FUND, INC.
                         RMK STRATEGIC INCOME FUND, INC.
                           (COLLECTIVELY, THE "FUNDS")

     The Audit Committees of the Board of Directors of the Funds operate pursuant to the Funds' Charter, which sets forth the role of the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committees is to oversee the Funds' accounting and financial reporting processes and the quality and objectivity of the Funds' financial statements and the independent audit of those financial statements. The Committees are responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Funds' annual audit with the Funds' independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on May 23, 2005 to review the Funds' audited financial statements for the fiscal period ended March 31, 2005. In performing this oversight function, the Audit Committees reviewed and discussed the audited financial statements with Fund management and their independent auditors, PricewaterhouseCoopers LLP ("PwC"). The Audit Committees discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, and received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committees also discussed with PwC its independence.

     The members of the Audit Committees are not experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and PwC.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committees set forth above and in the Charter, the Audit Committees recommended to the Boards of Directors that the audited financial statements be included in the Funds' Annual Report to Stockholders for the fiscal period ended March 31, 2005.

     The members of the Audit Committees are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.

William Jefferies Mann
James Stillman R. McFadden
W. Randall Pittman
Mary S. Stone
Archie W. Willis III

May 23, 2005

RMK STRATEGIC INCOME FUND, INC.

      [X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

PROPOSALS
---------

1.    TO ELECT THREE CLASS II  DIRECTORS TO SERVE UNTIL THE                           DIRECTORS
      NEXT  ANNUAL  MEETING  OF  STOCKHOLDERS  IN 2008,  OR                           ----------
      UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:                       (MARK "X" FOR ONLY ONE BOX)

                                                                   [_]     FOR ALL NOMINEES
      01 - W.  RANDALL  PITTMAN,  02 - MARY S. STONE,  03 -
      ALLEN B. MORGAN, JR.                                         [_]     WITHHELD FROM ALL NOMINEES


                                                                   [_]
                                                                          --------------------------------------
                                                                          FOR ALL  NOMINEES  EXCEPTED  AS  NOTED
                                                                          ABOVE.
2.    TO TRANSACT SUCH OTHER  BUISNESS AS MAY PROPERLY COME
      BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ____

The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement for the Annual Meeting to be held on July 15, 2005.

Please sign and date this Proxy and return it promptly in the enclosed envelope. Please sign this Proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



--------------------------------------     ------------------------------------
Signature                                  Date


--------------------------------------     ------------------------------------
Signature (Joint Owners)                   Date

                         RMK STRATEGIC INCOME FUND, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 15, 2005
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of RMK Strategic Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints as proxies Charles D. Maxwell and J. Thompson Weller, and each of them (with full power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Annual Meeting of Stockholders to be held on July 15, 2005 at 11:00 a.m. Central Time, at Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103, and at any and all adjournments thereof, with all the power the undersigned would have if personally present.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have the authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFEORE THE MEETING.


                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE